UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC  20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
 SECURITIES EXCHANGE ACT OF 1934

Date of Report:  February 13, 2004

  CUMMINS INC.
(Exact name of registrant as specified in its charter)

Indiana (State or other Jurisdiction of Incorporation)	1-4949 (Commission File Number)	35-0257090 (I.R.S. Employer Identification No.)

500 Jackson Street
P. O. Box 3005
Columbus, IN  47202-3005
(Principal Executive Office)  (Zip Code)

Registrant's telephone number, including area code:  (812) 377-5000

Explanatory Note

This filing on Form 8-K/A amends the Form 8-K filed by Cummins Inc. on January 28, 2004.  The amendment adds clarification to certain information that was contained in Exhibit 99.1 which included our press release announcing Cummins Inc. fourth quarter results.  The clarification provides supplemental narrative regarding the disclosure and reconciliation of non-GAAP financial measures that was attached to the previously issued press release.

Item 7.  Financial Statements and Exhibits

      ( c )  Exhibits.

99.1         Press release dated January 27, 2004, adjusted for the item described above..

Item 12.  Results of Operations and Financial Condition

On Tuesday January 27, 2004, Cummins Inc. issued a press release announcing its earnings for the fourth quarter and full-year ending December 31, 2003.

SIGNATURE

Pursuant to the requirements of the Securities Exchange act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 13, 2004

Cummins Inc.
By: /s/ Susan K. Carter ______________________________ Susan K. Carter Vice President - Finance and Chief Accounting Officer